Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2023
Prepayments and Other Current Assets
Summary of prepayments and other current assets
The following is a summary of prepayments and other current assets:

	December 31, 2022	December 31, 2023
	RMB in thousands
Prepayments for sales tax	435,373	321,817
Prepayments for revenue sharing cost*	559,178	308,777
Inventories, net	437,451	186,497
Interest income receivable	79,641	122,375
Deposits	31,461	77,224
Prepayments of marketing and other operational expenses	125,685	68,830
Prepayments to inventory suppliers	76,598	54,498
Prepayments for content cost	62,564	31,856
Loans to investees or ongoing investments	25,458	19,343
Prepayments /receivables relating to jointly invested content	22,901	18,339
Others	94,263	63,232

Total	1,950,573	1,272,788

*
App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheets as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going
services to
end-users.